UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

CERO THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40877	81-4182129
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 Haskins Way, Suite 230, South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

(650) 407-2376

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CERO	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock	CEROW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2025, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of CERo Therapeutics Holdings, Inc. (the “Company”), the stockholders of the Company approved an amendment (the “Amendment”) to the CERo Therapeutics Holdings, Inc. 2024 Equity Incentive Plan, as amended (the “Plan”), to increase the number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), available for issuance under the Plan and the number of shares that may be issued pursuant to incentive stock options by an additional 2,000,000 shares.

A detailed summary of the material features of the Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 7, 2025 (the “Proxy Statement”) under the caption “Proposal No. 4. Plan Share Increase Proposal,” which description is incorporated herein by reference.

The descriptions of the Amendment contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 29, 2025, the Company held the Annual Meeting at 9:00 a.m. Pacific Time for the purposes of considering and voting upon the proposals below. As of the record date of March 31, 2025, there were a total of 5,169,723 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. There were 2,699,223 shares of Common Stock present at the Annual Meeting in person or represented by proxy, or approximately 52.2% of the shares issued and outstanding and entitled to vote at the Annual Meeting, representing a quorum. Capitalized terms used, but not defined herein, shall have the meaning set forth in the Proxy Statement.

Proposal 1.	To approve an amendment (the “Charter Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to combine outstanding shares of Common Stock into a lesser number of outstanding shares (the “Reverse Stock Split”), by a ratio of not less than one-for-two and not more than one-for-twenty-five, with the exact ratio to be set within this range by the Company’s Board of Directors in its sole discretion.

VOTES FOR	ABSTENTIONS	VOTES AGAINST
2,053,797	4,142	641,284

Proposal 2.	To approve, subject to certain conditions, the issuance of shares of Common Stock in accordance with Nasdaq Listing Rule 5635, upon the exercise of warrants to purchase Common Stock (the “February 2025 Common Warrants”) issued in a registered direct offering in February 2025 at less than the “minimum price” under Nasdaq Listing Rule 5635(d), including the issuance of equity compensation to one of the Company’s directors upon the exercise of the February 2025 Common Warrants at less than market value pursuant to Nasdaq Listing Rule 5635(c).

VOTES FOR	ABSTENTIONS	VOTES AGAINST	BROKER NON-VOTES
1,049,454	10,515	177,299	1,461,955

Proposal 3.	To approve, subject to certain conditions, the issuance of shares of Common Stock in accordance with Nasdaq Listing Rule 5635, upon the conversion of the Company’s Series D convertible preferred stock, par value $0.0001 per share, issued in a private placement in April 2025, at less than the “minimum price” under Nasdaq Listing Rule 3635(d).

VOTES FOR	ABSTENTIONS	VOTES AGAINST	BROKER NON-VOTES
1,100,570	4,207	132,491	1,461,955

Proposal 4.	To approve the Amendment to the Plan, to increase the number of shares of Common Stock available for issuance under the Plan and the number of shares that may be issued pursuant to incentive stock options by an additional 2,000,000 shares.

VOTES FOR	ABSTENTIONS	VOTES AGAINST	BROKER NON-VOTES
1,050,462	4,187	182,619	1,461,955

Proposal 5.	To approve the election of two Class I directors to the Board, to serve until the 2028 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.

NAME	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Michael Byrnes	1,169,874	67,394	1,461,955
Lindsey Rolfe, M.D.	1,169,677	67,591	1,461,955

Proposal 6.	To ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the 2025 fiscal year.

VOTES FOR	ABSTENTIONS	VOTES AGAINST
2,517,987	16,492	164,744

Proposal 7 was not presented to the stockholders because the foregoing resolutions were approved.

Immediately following the Annual Meeting, the Company’s Board of Directors approved the establishment of the exact ratio of the Reverse Stock Split as one-for-twenty (1:20) and authorized the filing of the Charter Amendment, with such Reverse Stock Split to be effective at 12:01 a.m. ET on June 10, 2025 or as soon thereafter as practicable. The implementation of the Reverse Stock Split is subject to the completion of certain notifications and other regulatory processes. The Company expects to announce the filing of the Charter Amendment and the date upon which the shares of common stock will commence trading on a post-split basis in a subsequent press release and/or Current Report on Form 8-K in accordance with applicable securities law and Nasdaq requirements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*+	Third Amendment to the CERo Therapeutics Holdings, Inc. 2024 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
+	Indicates management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERO THERAPEUTICS HOLDINGS, INC.

By:	/s/ Chris Ehrlich
Name:	Chris Ehrlich
Title:	Interim Chief Executive Officer

Dated: May 29, 2025

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